SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: December 6, 1999


              (Date of earliest event reported: November 30, 1999)


                              TekInsight.Com, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                    1-11568                   95-4228470
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(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)           File Number)            Identification No.)


         5 Hanover Square                   New York, NY               10004
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         (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (212) 271-8511

                              Tadeo Holdings, Inc.
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          (Former name or former address, if changed since last report)


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Item 5.       OTHER INFORMATION.

              On November 30, 1999, upon the vote of a majority in interest of its shareholders, Tadeo Holdings, Inc. amended its Certificate of Incorporation to change its name to TekInsight.Com, Inc. ("Tek").

              Additionally, on November 30, 1999, the expiration date of Tek's publicly-traded Class A Warrants was extended for one year from December 17, 1999 to December 17, 2000.

Item 7.       EXHIBITS

       3.1         Amendment to Certificate of Incorporation

      10.1         Amended Warrant Agreement, dated as of November 30,
                   1999, between Tek and Amercan Stock Transfer & Trust Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     December 6, 1999                  TEKINSIGHT.COM, INC.


                                             By:/s/  Brian D Bookmeier
                                                 Brian D. Bookmeier
                                                 President

                                  EXHIBIT INDEX


         Exhibit Number             Exhibit Name
         --------------             ------------

                  3.1               Amendment to Certificate of Incorporation

                 10.1 Amended Warrant Agreement, dated as of November 30, 1999, between Tek and American Stock Transfer & Trust Company